UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 16, 2026

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of principal executive offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously\ satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	NTIC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 16, 2026, Northern Technologies International Corporation (the “Company”) held an Annual Meeting of Stockholders (the “2026 Annual Meeting”). As of the close of business on November 18, 2025, the record date for the 2026 Annual Meeting, there were 9,480,688 shares of common stock outstanding and entitled to vote at the 2026 Annual Meeting. Each share of common stock was entitled to one vote. Stockholders holding an aggregate of 6,264,094 shares of common stock entitled to vote at the 2026 Annual Meeting, representing 66.07% of the outstanding shares of common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the 2026 Annual Meeting.

At the 2026 Annual Meeting, the Company’s stockholders considered four proposals, each of which is set forth below and described in more detail in the Company’s definitive proxy statement for the 2026 Annual Meeting filed with the Securities and Exchange Commission on December 1, 2025.

The final results of the stockholder vote at the 2026 Annual Meeting on each proposal brought before the Company’s stockholders were as follows:

Proposal One -	The eight director nominees proposed by the Board of Directors were elected to serve as members of the Board of Directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Nancy E. Calderon	4,869,373	15,436	1,379,285
Sarah E. Kemp	4,871,320	13,489	1,379,285
Sunggyu Lee, Ph.D.	4,846,659	38,150	1,379,285
G. Patrick Lynch	4,871,210	13,599	1,379,285
Ramani Narayan, Ph.D.	4,872,936	11,873	1,379,285
Richard J. Nigon	4,870,619	14,190	1,379,285
Cristina Pinho	4,869,193	15,616	1,379,285
Konstantin von Falkenhausen	4,869,717	15,092	1,379,285

Proposal Two -	The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved, on an advisory basis, by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,793,021	44,750	47,038	1,379,285

Proposal Three -	A frequency of every one year for future advisory votes on executive compensation was approved, on an advisory basis, by the Company’s stockholders by the following final voting results:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
4,389,578	57,309	381,112	56,810	1,379,285

Proposal Four -	The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2026 was approved by the following final voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,255,908	1,628	6,558	0

Consistent with the advisory vote on Proposal Three - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation, the Company’s Board of Directors determined that the Company will continue to conduct an executive compensation advisory vote, or say-on-pay vote, every one year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:	/s/ Matthew C. Wolsfeld
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Date: January 16, 2026